VOYA INVESTORS TRUST

Voya Large Cap Value Portfolio

VY® T. Rowe Price Equity Income Portfolio

(together, the “Disappearing Portfolios”)

Supplement dated May 29, 2025

to each Disappearing Portfolio’s Prospectus, dated May 1, 2025, as supplemented and related

Statement of Additional Information, dated May 1, 2025

On May 15, 2025, the Board of Trustees of Voya Investors Trust (the “Board”) approved proposals to reorganize each Disappearing Portfolio with and into the following “Surviving Fund” (each, a “Reorganization” and together, the “Reorganizations”):

Disappearing Portfolios	Surviving Fund
Voya Large Cap Value Portfolio	Voya Large Cap Value Fund
VY® T. Rowe Price Equity Income	(a series of Voya Equity Trust)
Portfolio

Each proposed Reorganization is subject to approval by the shareholders of the relevant Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganizations is expected to be mailed to the Disappearing Portfolios’ shareholders on or about October 1, 2025, and shareholder meetings are scheduled to be held on or about November 20, 2025. The Disappearing Portfolios will notify their shareholders if shareholder approval of a proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganizations is obtained, it is expected that the proposed Reorganizations will take place on or about December 5, 2025 (the “Closing Date”).

If shareholders of each Disappearing Portfolios approve the proposed Reorganizations, from the open of business on November 21, 2025 through the close of business on December 5, 2025, the Disappearing Portfolios will be in a “transition period” during which time a transition manager will, to the extent necessary, align the Disappearing Portfolio’s holdings with those of the Surviving Fund. During this time, the Disappearing Portfolios may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolios are not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolios may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolios. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

Following the Reorganizations, the Disappearing Portfolios’ shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE